Exhibit 10.19

DERMTECH, INC.

SERIES C PREFERRED SECURITIES PURCHASE AGREEMENT

September 26, 2017

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TABLE OF CONTENTS

(continued)

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DERMTECH, INC.

SERIES C PREFERRED SECURITIES PURCHASE AGREEMENT

This Series C Preferred Securities Purchase Agreement (this “Agreement”) is made as of the 26th day of September, 2017 by and among DermTech, Inc., a Delaware corporation (the “Company”) and the investors listed on Exhibit A attached hereto (each a “Purchaser” and together the “Purchasers”).

RECITALS

WHEREAS, certain of the Purchasers entered into that certain Series C Preferred Securities Purchase Agreement dated October 7, 2016 (the “Prior Agreement”), by and between the Company and the Purchasers listed on Exhibit A thereto (the “Existing Investors”).

WHEREAS, the Company and the Existing Investors desire to amend and restate the Prior Agreement and to enter into this Agreement with the Purchasers.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.    Purchase and Sale of Securities.

1.1    Sale and Issuance of Securities.

(a)    Authorization/Restated Certificate. The Company has adopted and filed with the Secretary of State of the State of Delaware the Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit B (the “Restated Certificate”).

(b)    Issuance of Series C Preferred Stock. Subject to the terms and conditions of this Agreement, each Purchaser agrees, severally and not jointly, to purchase at the Closing (as defined below) and the Company agrees to sell and issue to each Purchaser at the Closing that number of shares of Series C Preferred Stock, par value $0.001 per share (“Series C Preferred Stock”), set forth opposite each such Purchaser’s name on Exhibit A attached hereto at a purchase price of $5.54 per share (as adjusted for stock splits, reverse stock splits, stock dividends, recapitalizations, reclassification, combinations and the like with respect to such shares). The shares of Series C Preferred Stock issued to the Purchasers pursuant to this Agreement shall be hereinafter referred to as the “Stock.”

(c)    Issuance of Common Warrants. The Company shall issue to each Investor who purchases at least $1,000,000 of Series C Preferred Stock in a single Closing (defined below) (a “Major Purchaser”) a Common Warrant in substantially the form attached hereto as Exhibit C (the “Common Warrant”) to purchase up to the number of shares of the Company’s Common Stock (the “Common Warrant Shares”) equal to twenty percent (20%) of the number of shares of Series C Preferred Stock purchased by such Major Purchaser pursuant to Section 1.1(b). For purposes of clarify, any Major Purchaser that participates in multiple

Closings will receive additional Common Warrants in respect of each Closing in amount equal to twenty percent (20%) of the number of shares of Series C Preferred Stock purchased by such Major Purchase in such Closing. The Common Warrants shall be exercisable at a price per share equal to $5.54, subject to adjustment in certain circumstances. The Company’s agreement with each Major Purchaser is a separate agreement, and the issuance of a Common Warrant to each Major Purchaser is a separate issuance. For the purposes of determining whether an Investor is a Major Purchaser under this paragraph, Investors may aggregate shares purchased by such Investors’ affiliates in the applicable Closing, provided that the Common Warrant to be issued to such affiliates will be allocated to such aggregating affiliates in proportion to each such Investor’s purchased shares in relation to the aggregate amount.

1.2    Closing; Delivery.

(a)    The initial purchases and sales of the Stock and the Common Warrants between October 17, 2016 and July 31, 2017 at which time the Company issued and 1,416,068 shares of Series C Preferred Stock and issued 264,780 Warrants (which time and place are designated as the “Initial Closing”). The term “Closing” shall apply to the Initial Closing, as well as each subsequent closing unless otherwise specified. The Company held subsequent Closings on the dates and for the amounts shown on Exhibit A attached hereto (each a “Previous Subsequent Closing” and together with the Initial Closing, the “Previous Closings”).

(b)    The first additional purchase and sale of the Stock and the Common Warrants after the Previous Closings shall take place at the offices of Wilson Sonsini Goodrich and Rosati, P.C. located at 12235 El Camino Real, San Diego, California 92130 (the “Closing Location”), on September 26, 2017, or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing (which time and place are designated as the “First Subsequent Closing”).

(c)    At each Closing, or shortly thereafter, the Company’s Transfer Agent, American Stock Transfer & Trust (AST) shall deliver to each Purchaser a certificate representing the Stock being purchased thereby against payment of the purchase price therefor by check payable to the Company or by wire transfer to a bank account designated by the Company.

(d)    Promptly after the Closing, the Company shall deliver to each Major Purchaser an executed Common Warrant to purchase up to the number of Common Warrant Shares equal to twenty (20%) of the number of shares of Series C Preferred Stock purchased by such Major Purchaser in such Closing subject to and in accordance with Section 1.1(c) above.

1.3    Additional Closings. After the First Subsequent Closing, the Company may sell, on the same terms and conditions as those contained in this Agreement, up to (i) an aggregate of 2,800,000 shares (less any shares of Series C Preferred Stock sold in the Previous Closings and the First Subsequent Closing, as well as shares to be sold in the Second Tranche Closing (as defined below) and subject to appropriate adjustment in the event of any stock dividend, stock split, combination or similar recapitalization affecting such shares) of Series C Preferred Stock (the “Additional Shares”), and (ii) up to the balance of unissued Common

Warrants in accordance with Section 1.1(c) above, to existing holders of Preferred Stock or to such other persons or entities as may be approved by the Company in its sole discretion (the “Additional Purchasers”); provided that (i) such subsequent sale is consummated on or before September 30, 2018, and (ii) each Additional Purchaser shall become a party to the Transaction Agreements (as defined below) by executing and delivering a counterpart signature page to each of the Transaction Agreements. Exhibit A to this Agreement shall be updated periodically to reflect the number of Additional Shares purchased at each such Closing and the number of Common Warrant Shares underlying the Common Warrants issued at each such Closing and the parties purchasing such Additional Shares and being issued Common Warrants, if applicable. Each Additional Purchaser that purchases Additional Shares pursuant to this Section 1.3 shall be considered a “Purchaser” for purposes of this Agreement, and any Additional Shares purchased pursuant to this Section 1.3 shall be considered “Stock” for purposes of this Agreement and all other agreements contemplated hereby. Each additional Closing shall be held at the Closing Location or at such other place as the Company and the applicable Additional Purchaser may agree either in writing or orally.

1.4     Second Tranche Investment. In addition to the Stock and Common Warrants purchased in the First Subsequent Closing, RTW Master Fund, LTD and RTW Innovation Master Fund, LTD (together, “RTW”) shall have the right, in their discretion, to purchase up to an additional 270,758 shares of Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or similar recapitalization affecting such shares) (the “Second Tranche Investment”) on or before September 15, 2018 (the “Second Tranche Closing”) for an aggregate purchase price of $1,499,999.32 (such shares, “Second Tranche Investment Amount”); provided for purposes of clarity that RTW will have no obligation to make the Second Tranche Investment if there has been any Material Adverse Event (as defined below) after the First Subsequent Closing and such Material Adverse Event is still in effect and has not been cured, as determined by RTW in their discretion. As used herein, “Material Adverse Event” shall mean, with respect to the Company, any change or effect that, when taken individually or together with all other changes or effects, is or could reasonably be expected to be materially adverse to the business, operations, assets (intangible and otherwise) of the Company taken as a whole. RTW’s rights to consummate the Second Tranche Investment shall terminate and the Company shall have no further obligation to sell any additional shares of Stock to RTW pursuant to this Section 1.4 upon the earlier to occur of (i) the Company’s sale of shares of its capital stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act, (ii) a Liquidation Transaction as defined in Article IV Section (B)2(c)(i) of the Restated Certificate, as may be amended from time to time, or (iii) September 15, 2018. Notwithstanding anything to the contrary in this Agreement, RTW hereby agree that RTW’s right to consummate the Second Tranche Investment and purchase shares of Stock pursuant to this Section 1.4 shall not be assignable except to an affiliate or limited partner of RTW, and any attempted assignment by RTW shall be void.

1.5    Use of Proceeds. The Company hereby agrees to use the proceeds from the sale of the Stock and Common Warrants for general corporate purposes.

1.6    Certain Defined Terms.

(a)    “Affiliate” means, with respect to any specified Person, any other

Person who, directly or indirectly, controls, is controlled by or is under common control with, such Person, including without limitation any general partner, managing member, officer or director of such Person.

(b)    “Company Intellectual Property” means all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, tradenames, copyrights, trade secrets, domain names, mask works, information and proprietary rights and processes, similar or other intellectual property rights, licenses in, to and under any of the foregoing, and any and all such cases that are owned or used by the Company in the conduct of the Company’s business as now conducted and as presently proposed to be conducted.

(c)    “Key Employee” means any executive level employee (including division director and vice president level positions) as well as any employee or consultant who either alone or in concert with others develops, invents, programs or designs any Company Intellectual Property.

(d)    “knowledge” including the phrase “to the Company’s knowledge” shall mean the actual knowledge after due inquiry of the Company’s officers.

(e)    “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

2.    Representations and Warranties of the Company. The Company hereby represents and warrants as of the date of each Closing to each Purchaser participating in such Closing that, except as set forth on the Disclosure Schedule attached hereto as Exhibit D which exceptions shall be deemed to be representations and warranties as if made hereunder, the following representations are true and complete. The Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Section 2, and the disclosures in any section or subsection of the Disclosure Schedule shall qualify other sections and subsections in this Section 2 only to the extent it is readily apparent from a reading of the disclosure that such disclosure is applicable to such other sections and subsections.

For purposes of these representations and warranties (except Sections 2.2, 2.3, 2.4, 2.5 and 2.6), the term “Company” shall include any subsidiaries of the Company unless otherwise noted herein.

2.1    Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the Company’s assets (including intangible assets), liabilities, property, prospects, results of operation, financial condition or business as now conducted or as currently proposed to be conducted (a “Material Adverse Effect”).

2.2    Capitalization. The authorized capital of the Company consists, or will consist, immediately prior to the First Subsequent Closing, of:

(a)    2,800,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”), all of which have been designated Series C Preferred Stock, 1,416,068 of which are issued and outstanding immediately prior to the First Subsequent Closing. The rights, privileges and preferences of the Series C Preferred Stock are as stated in the Restated Certificate.

(b)    28,800,000 shares of Common Stock, 4,640,200 shares of which are issued and outstanding immediately prior to the First Subsequent Closing. All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws

(c)     2,560,008 shares of Common Stock are reserved for issuance under the Company’s 2010 Stock Option Plan (the “Stock Plan”), of which 813,305 shares of Common Stock subject to options are issued and outstanding, and 426,117 shares of Common Stock subject to restricted stock unit awards are issued and outstanding.

(d)    2,332,278 Common Warrants which are issued and outstanding immediately prior to the First Subsequent Closing.

(e)    Subsection 2.2 of the Disclosure Schedule sets forth the capitalization of the Company immediately following the First Subsequent Closing including the number of shares of the following: (i) issued and outstanding Common Stock, including, with respect to restricted Common Stock, vesting schedule and repurchase price; (ii) granted stock options, including vesting schedule and exercise price; (iii) shares of Common Stock reserved for future award grants under the Stock Plan; (iv) each series of Preferred Stock; and (v) warrants or stock purchase rights, if any. Except for (A) the conversion privileges of the Shares to be issued under this Agreement, (B) the rights provided in Section 4 of the Investors’ Rights Agreement (as defined below), (C) the securities and rights described in Subsection 2.2 of this Agreement and Subsection 2.2 of the Disclosure Schedule, and (D) the rights provided pursuant to the ROFR Agreement (as defined below), there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, to purchase or acquire from the Company any shares of Common Stock or Series C Preferred Stock, or any securities convertible into or exchangeable for shares of Common Stock or Series C Preferred Stock.

(f)    Except as set forth Subsection 2.2 of the Disclosure Schedule, none of the Company’s stock purchase agreements or stock option documents contains a provision for acceleration of vesting (or lapse of a repurchase right) or other changes in the vesting provisions or other terms of such agreement or understanding upon the occurrence of any event or combination of events, including without limitation in the case where the Company’s Stock Plan is not assumed in an acquisition. Except as set forth Subsection 2.2 of the Disclosure Schedule, the Company has never adjusted or amended the exercise price of any stock options previously awarded, whether through amendment, cancellation, replacement grant, repricing, or any other means. Except as set forth in the Restated Certificate, the Company has no obligation (contingent or otherwise) to purchase or redeem any of its capital stock.

(g)    The Company has obtained valid waivers of any rights by other parties to purchase any of the Securities covered by this Agreement.

(h)    Except for as otherwise set forth in the Transaction Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

2.3    Subsidiaries. Except as set forth Subsection 2.3 of the Disclosure Schedule, the Company does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association, or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

2.4    Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Amended and Restated Investors’ Rights Agreement, in the form attached hereto as Exhibit E (the “Investors’ Rights Agreement”), the Amended and Restated Voting Agreement in the form attached hereto as Exhibit F (the “Voting Agreement”), and the Right of First Refusal and Co-Sale Agreement in the form attached hereto as Exhibit G (the “ROFR Agreement”) and collectively with this Agreement, the Investors’ Rights Agreement, and the Voting Agreement, the “Transaction Agreements”), the Common Stock issuable upon conversion of the Stock (together with the Stock, the Common Warrants, and the Common Warrant Shares, the “Securities”), the Common Warrants, and the Common Warrant Shares has been taken or will be taken prior to the Closing, and the Transaction Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Investors’ Rights Agreement may be limited by applicable federal or state securities laws.

2.5    Valid Issuance of Securities. The Stock that is being issued to the Purchasers hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, and the Common Warrant Shares, when issued, sold and delivered in accordance with the terms hereof and the provisions of the Common Warrants for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Common Warrants, the Investors’ Rights Agreement, the Voting Agreement, the ROFR Agreement, applicable state and federal securities laws and liens or encumbrances created by or imposed by a Purchaser. Based in part upon the representations of the Purchasers in this Agreement and subject to the provisions of Section 2.6 below, the Stock and the Common Warrants will be issued in compliance with all applicable federal and state securities laws. The Company covenants that neither it nor any authorized agent acting on its behalf will take any action hereafter that would cause the failure of such compliance. The Common Stock issuable upon conversion of the Stock and issuable upon exercise of the Common Warrants has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Restated

Certificate and Common Warrants, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Common Warrants, the Investors’ Rights Agreement, the Voting Agreement, applicable federal and state securities laws and liens or encumbrances created by or imposed by a Purchaser, and will be issued in compliance with all applicable federal and state securities laws. No “bad actor” disqualifying event described in Rule 506(d)(1)(i) (viii) of the Securities Act is applicable to the Company or any current officer, director, holder of 20% or more of the Company’s stock, or promotor of the Company’s securities in connection with this financing as described in the first paragraph of Rule 506(d)(1).

2.6    Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, other applicable state securities laws and Regulation D of the Securities Act.

2.7    Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending or, to the Company’s knowledge, currently threatened against the Company or any officer, director or Key Employee of the Company, or any of its subsidiaries, that questions the validity of the Transaction Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any officer, director or Key Employee of the Company, is a party is named as or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality (in the case of officers, directors or Key Employees, such as would affect the Company). There is no action, suit, proceeding or investigation by the Company or any of its subsidiaries currently pending or which the Company or any of its subsidiaries intends to initiate. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened in writing (or any basis therefor known to the Company) involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business, or any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.

2.8    Intellectual Property. To its knowledge, the Company owns or possesses sufficient legal rights to all Company Intellectual Property without any conflict with, or infringement of, the rights of others necessary to operate its business as presently conducted. To the Company’s knowledge, no product or service marketed or sold (or proposed to be marketed or sold) by the Company violates or will violate any license or infringes or will infringe any intellectual property rights of any other party. Other than with respect to commercially available software products under standard end-user object code license agreements, there are no outstanding options, licenses, agreements, claims, encumbrances, or shared ownership interests of any kind relating to the Company Intellectual Property that is owned by the Company, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights and trade secrets of any other Person. The Company has not received any communications alleging that the Company has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets, mask works or other proprietary rights or processes of any other person or entity. To the Company’s knowledge, no employee is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee’s best efforts to promote the interest of the Company or that would conflict with the Company’s business. Neither the execution or delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as proposed, will conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The Company has obtained and possesses valid licenses to use all of the software programs present on the computers and other software enabled electronic devices that it owns or leases or that it has otherwise provided to its employees for their use in connection with the Company’s business. To the Company’s knowledge, it will not be necessary to use any inventions of any of its employees (or consultants or Persons it currently intends to hire) made prior to their employment by the Company. To the knowledge of the Company, each employee and consultant has assigned to the Company all intellectual property rights he or she owns that are related to the Company’s business as now conducted and as presently proposed to be conducted. Subsection 2.8 of the Disclosure Schedule lists all trademarks, trademark applications, patents and patent applications that are owned by the Company. The Company has not embedded any open source, copyleft or community source code in any of its products generally available or in development, including but not limited to any libraries or code licensed under any General Public License, Lesser General Public License or similar license arrangement.

2.9    Compliance with Other Instruments. The Company is not in material violation or default of any provisions of the Restated Certificate or its Bylaws or of any instrument, judgment, order, writ, decree, note, indenture, mortgage, lease agreement, purchase order or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture or nonrenewal of any material permit or license applicable to the Company.

2.10    Disclosure . The Company and the Purchasers have engaged in a due diligence process, and in connection with that process the Company has made available to the Purchasers all the information reasonably available to the Company that the Purchasers have requested for deciding whether to acquire the Series C Preferred Stock and Common Warrants and all information that the Company believes is reasonably necessary to enable the Purchasers to make such a decision, including certain of the Company’s projections describing its proposed business. Assuming the accuracy of the Purchasers’ representations regarding their sophistication with respect to investments in companies similar to the Company and in light of the due diligence process mentioned above, no representation or warranty of the Company contained in this Agreement and the exhibits attached hereto, or any document furnished or to be furnished to Purchasers at the Closings contains any untrue statement of a material fact or, to the Company’s knowledge, omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. The Company expressly disclaims any representations or warranties regarding the Company’s Private Placement Memorandum, dated June 25, 2015 as updated and amended (the “Memorandum”) and each Investor hereby agrees, acknowledges, and confirms that it is not relying on any statement made in the Memorandum in purchasing securities under the Agreement.

2.11    No Conflict of Interest. The Company is not indebted, directly or indirectly, to any of its officers, directors or employees, or to their respective spouses or children, or to any Affiliate of any of the foregoing, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company’s employees, officers or directors, or any members of their immediate families, or any Affiliate of the foregoing, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company’s stock set forth on Subsection 2.11 of the Disclosure Schedule) or, to the Company’s knowledge, have any (i) material commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship with any of the Company’s customers, suppliers, service providers, joint venture partners, licensees and competitors, (ii) direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company except that officers, directors and/or stockholders of the Company may own stock in (but not exceeding two percent of the outstanding capital stock of) any publicly traded company that may compete with the Company or (iii) financial interest in any contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

2.12    Title to Property and Assets. The Company owns its property and assets free and clear of all mortgages, deeds of trust, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

2.13    Financial Statements. The Company has made available to each Purchaser its unaudited financial statements (including balance sheet, income statement and statement of cash flows) as of December 31, 2016 and for the fiscal year ended December 31, 2015 and its unaudited financial statements (including balance sheet, income statement and statement of cash flows) as of June 30, 2017 and for the three-month period ended June 30, 2017 (collectively, the “Financial Statements”). The Financial Statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements may not contain all footnotes or adjustments required by GAAP. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the

Financial Statements, the Company has no material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to June 30, 2017 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in the Financial Statements, which, in both cases, individually and in the aggregate would not have a Material Adverse Effect. The Company maintains a standard system of accounting established and administered in accordance with U.S. GAAP.

2.14    Changes. Since June 30, 2017, there has not been:

(a)    any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have caused a Material Adverse Effect;

(b)    any damage, destruction or loss, whether or not covered by insurance, that would have a Material Adverse Effect;

(c)    any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

(d)    any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and the satisfaction or discharge of which would not have a Material Adverse Effect;

(e)    any material change to a material contract or agreement by which the Company or any of its assets is bound or subject;

(f)    any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

(g)    any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

(h)    any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

(i)    any resignation or termination of employment of any officer or Key Employee of the Company; and the Company, is not aware of any impending resignation or termination of employment of any such officer or Key Employee;

(j)     any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

(k)    any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

(l)    any declaration, setting aside or payment or other distribution in respect to any of the Company’s capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

(m)    any sale, assignment or transfer of any Company Intellectual Property that could reasonably be expected to result in a Material Adverse Effect;

(n)    receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

(o)    to the Company’s knowledge, any other event or condition of any character that might have a Material Adverse Effect on the Company; or

(p)    any arrangement or commitment by the Company to do any of the things described in this Section 2.14.

2.15    Employee Benefit Plans. Except as set forth Subsection 2.15 of the Disclosure Schedule, the Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

2.16    Tax Returns and Payments. There are no federal, state, county, local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid federal, state, country, local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable federal, state, local or foreign governmental agency. The Company has duly and timely filed all federal, state, county, local and foreign tax returns required to have been filed by it and there are in effect no waivers of applicable statutes of limitations with respect to taxes for any year except where failure to do so would not, either individually or in the aggregate, result in a Material Adverse Effect.

2.17    Insurance. The Company has in full force and effect fire and casualty insurance policies, with extended coverage in amounts consistent with industry standards, sufficient in amount (subject to reasonable deductibles consistent with industry standards) to allow it to replace any of its properties that might be damaged or destroyed. The Company maintains business interruption insurance with coverage amounts and deductibles consistent with industry standards. The Company has never had any of its insurance policies cancelled, and has not had any material claim made under any of its insurance policies during the past three years.

2.18    Labor Agreements and Actions. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a Material Adverse Effect, nor is the Company aware of any labor organization activity involving its employees. The employment of each officer and employee of the Company is terminable at the will of the Company. To its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment. To the Company’s knowledge, none of the Key Employees or directors of the Company has been (a) subject to voluntary or involuntary petition under the federal bankruptcy laws or any state insolvency law or the appointment of a receiver, fiscal agent or similar officer by a court for his business or property; (b) convicted in a criminal proceeding or named as a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (c) subject to any order, judgment or decree (not subsequently reversed, suspended, or vacated) of any court of competent jurisdiction permanently or temporarily enjoining him from engaging, or otherwise imposing limits or conditions on his engagement in any securities, investment advisory, banking, insurance, or other type of business or acting as an officer or director of a public company; or (d) found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated any federal or state securities, commodities, or unfair trade practices law, which such judgment or finding has not been subsequently reversed, suspended, or vacated.

2.19    Confidential Information and Invention Assignment Agreements. Each employee, consultant and officer of the Company has executed an agreement with the Company regarding confidentiality and proprietary information substantially in the form or forms delivered to the counsel for the Purchasers (the “Confidential Information Agreements”). No current or former Key Employee has excluded works or inventions from his or her assignment of inventions pursuant to such Key Employee’s Confidential Information Agreement. Each current and former Key Employee has executed a non-competition and non-solicitation agreement substantially in the form or forms delivered to counsel for the Purchasers. The Company is not aware that any of its employees or consultants is in violation thereof, and the Company will use its best efforts to prevent any such violation.

2.20    Permits. The Company and each of its subsidiaries has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

2.21    Real Property Holding Corporation. The Company is not a “United States real property holding corporation” within the meaning of the Code and any regulations promulgated thereunder.

2.22    Corporate Documents. The Restated Certificate and Bylaws of the Company are in the form provided to the Purchasers. The copy of the minute books of the Company provided to the Purchasers contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and accurately reflects in all material respects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes.

2.23    Agreements; Actions.

(a)    Except for the Transaction Agreements, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $1,500,000 (ii) the license of any patent, copyright, trademark, trade secret or other proprietary right to or from the Company, (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other Person that limit the Company’s exclusive right to develop, manufacture, assemble, distribute, market or sell its products, or (iv) indemnification by the Company with respect to infringements of proprietary rights.

(b)    The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $60,000 or in excess of $100,000 in the aggregate, (iii) made any loans or advances to any Person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business. For the purposes of (a) and (b) of this Subsection 2.23, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same Person (including Persons the Company has reason to believe are affiliated with each other) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsection.

(c)    The Company is not a guarantor or indemnitor of any indebtedness of any other Person.

2.24     Certain Transactions. Other than (i) standard employee benefits generally made available to all employees, (ii) standard director and officer indemnification agreements approved by the Board of Directors, (iii) standard employee and consulting agreements in the forms provided to Investors (iv) the purchase of shares of the Company’s capital stock and the issuance of options to purchase shares of the Company’s Common Stock, in each instance, approved in the written minutes of the Board of Directors (previously made available to the Purchasers or their counsel) and (v) as set forth Subsection 2.24 of the Disclosure Schedule, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, consultants or Key Employees, or any Affiliate thereof.

3.    Representations and Warranties of the Purchasers. Each Purchaser, severally and not jointly, hereby represents and warrants to the Company that:

3.1    Authorization. Such Purchaser has full power and authority to enter into this Agreement. The Transaction Agreements, when executed and delivered by such Purchaser will constitute valid and legally binding obligations of such Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies, or (b) to the extent the indemnification provisions contained in the Investors’ Rights Agreement may be limited by applicable federal or state securities laws.

3.2    Purchase Entirely for Own Account. This Agreement is made with the each Purchaser in reliance upon such Purchaser’s representation to the Company, which by such Purchaser’s execution of this Agreement, the Purchaser hereby confirms that the Securities to be acquired by such Purchaser will be acquired for investment for such Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Purchaser further represents that such Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring the Securities.

3.3    Disclosure of Information. Each Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Stock and Common Warrants with the Company’s management and has had an opportunity to review the Company’s facilities. Each Purchaser understands that such discussions, as well as any written information delivered by the Company to such Purchaser, were intended to describe the aspects of the Company’s business which it believes to be material. The foregoing, however, does not limit or modify the representations or warranties of the Company in Section 2 of this Agreement or the right of each Purchaser to rely thereon.

3.4    Restricted Securities. Each Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the each Purchaser’s representations as expressed herein. Each Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Each Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale except as set forth in the Investors’ Rights Agreement. Each Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchasers’ control, and which the Company is under no obligation and may not be able to satisfy.

3.5    No Public Market. Each Purchaser understands that no public market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Securities.

3.6    Legends. Each Purchaser understands that the Securities, and any securities issued in respect of or exchange for the Securities, may bear one or all of the following legends:

(a)    “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE

BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(b)    Any legend set forth in the other Agreements.

(c)    Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

3.7    Accredited Investor. Each Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

3.8    Foreign Investors. If a Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Purchaser hereby represents that he/she/it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Purchaser’s subscription and payment for and continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of such Purchaser’s jurisdiction.

3.9    Investment and Tax Advice. Each Purchaser (or such Purchaser’s attorney, accountant, purchaser representative and/or tax advisor (collectively, the “Advisors”) has (i) reviewed the merits and risks of the investment in the Company, and (ii) analyzed the income tax and other tax consequences, if any, that may be relevant to the purchase of the Securities. Each Purchaser and its or their Advisors have had a reasonable opportunity to ask questions of and receive answers from members of management of the Company concerning the offer and sale of Securities, and the business, operations, financial condition and prospects of the Company; and all such questions have been answered to the full satisfaction of the Purchaser or its or their Advisors, as deemed necessary to make an informed investment decision with respect to the purchase of the Securities.

3.10    No General Solicitation. Neither the Purchaser, nor any of its or their officers, employees, agents, directors, stockholders or partners has engaged the services of a broker, investment banker or finder to contact any potential investor nor has the Purchaser or any of its or their officers, employees, agents, directors, stockholders or partners, agreed to pay any commission, fee or other remuneration to any third party to solicit or contact any potential investor. Neither the Purchaser, nor any of its or their officers, directors, employees, agents, stockholders or partners has (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Stock and/or the Common Warrants.

3.11    No “Bad Actor” Disqualification Events. Neither (i) the Purchaser, (ii) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (iii) any beneficial owner of the Company’s voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by the Purchaser is subject to any Disqualification Event (as defined in Section ), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to the Company.

4.    Conditions of the Purchasers’ Obligations at Closing. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before each Closing, as applicable, of each of the following conditions, unless otherwise waived by the applicable Purchaser at such Closing:

4.1    Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of each Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

4.2    Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the applicable Closing.

4.3    Compliance Certificate. The President or Chief Executive Officer of the Company shall deliver to the Purchasers at such Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

4.4    Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock and the Common Warrants pursuant to this Agreement shall be obtained and effective as of such Closing.

4.5    Investors’ Rights Agreement. The Company and each Purchaser (other than the Purchaser relying upon this condition to excuse such Purchaser’s performance hereunder) shall have executed and delivered the Investors’ Rights Agreement.

4.6    Voting Agreement. The Company, each Purchaser (other than the Purchaser relying upon this condition to excuse such Purchaser’s performance hereunder), and the other stockholders of the Company named as parties thereto shall have executed and delivered the Voting Agreement.

4.7    Right of First Refusal and Co-Sale Agreement. The Company, each Purchaser (other than the Purchaser relying upon this condition to excuse such Purchaser’s performance hereunder), and the other stockholders of the Company named as parties thereto shall have executed and delivered the ROFR Agreement.

4.8    Restated Certificate. The Company shall have filed the Restated Certificate with the Secretary of State of Delaware on or prior to the Initial Closing, which shall continue to be in full force and effect as of the Initial Closing.

4.9    Secretary’s Certificate. The Secretary of the Company shall deliver to the Purchasers at such Closing a certificate certifying (i) the Restated Certificate, (ii) the Bylaws of the Company, (iii) resolutions of the Board of Directors approving the Transaction Agreements and the transactions contemplated hereby and thereby, (iv) resolutions of the stockholders of Company approving the Restated Certificate, (v) the Company’s good standing under the laws of the State of Delaware, and (vi) the Company’s qualification to do business under the laws of the State of California.

4.10    Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at such Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Purchaser, and each Purchaser (or its counsel) shall have received all such counterpart original and certified or other copies of such documents as reasonably requested. Such documents may include good standing certificates.

4.11    Opinion of Company Counsel. Each Investor participating in the First Subsequent Closing only shall have received from Wilson Sonsini Goodrich & Rosati, P.C., counsel to the Company, an opinion, dated as of the Closing, in a form satisfactory to such Investors (the “Legal Opinion”).

4.12    Management Rights Letter. With respect to the First Subsequent Closing only, the Company shall have executed and delivered a management rights letter to RTW in the form agreed to by the Company and RTW.

5.    Conditions of the Company’s Obligations at Closing. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the applicable Closing, of each of the following conditions, unless otherwise waived:

5.1    Representations and Warranties. The representations and warranties of each Purchaser contained in Section 3 shall be true and correct in all respects on and as of the applicable Closing with the same effect as though such representations and warranties had been made on and as of such Closing.

5.2    Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the applicable Closing shall have been performed or complied with in all material respects.

5.3    Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock and the Common Warrants pursuant to this Agreement shall be obtained and effective as of such Closing.

5.4    Investors’ Rights Agreement. Each Purchaser shall have executed and delivered the Investors’ Rights Agreement.

5.5    Voting Agreement. Each Purchaser and the other stockholders of the Company named as parties thereto shall have executed and delivered the Voting Agreement.

6.    Miscellaneous.

6.1    Survival of Warranties. Unless otherwise set forth in this Agreement, the warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the final Closing under this Agreement and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Purchasers or the Company; provided, however, that except for the representations and warranties of the Company in Sections 2.1, 2.2 2.3, 2.4, 2.5, 2.10, 2.12 and 2.22 (all of which shall survive indefinitely), all other Company representations and warranties shall only survive the final Closing for a period of three (3) years, after which no claims may be brought except those already commenced, those with respect to which the Company has been provided notice, and those which have not been brought in whole or in part due to bad faith or misconduct by or on behalf of the Company.

6.2    Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.3    Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

6.4    Counterparts; Facsimiles. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument, and such counterparts may be delivered via facsimile.

6.5    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.6    Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt), or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page or Exhibit A hereto, or as subsequently modified by written notice, and (a) if to the Company, with a copy to Wilson Sonsini Goodrich & Rosati, 12235 El Camino Real, Suite 200, San Diego, CA 92130, attn: Martin Waters, or (b) if to the Purchasers, with a copy to John Crandon, Esq., 36 Grattan Street, San Francisco, CA 94117 .

6.7    Finder’s Fee. Each Purchaser represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its or their officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commissions or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

6.8    Fees and Expenses. The Company and the Investors shall each pay their own expenses in connection with the transactions contemplated by this Agreement, provided that Company shall pay all legal and administrative costs of RTW for the First Subsequent Closing, including reasonable fees and expenses of RTW’s legal counsel, not to exceed $30,000.

6.9    Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

6.10    Amendments and Waivers. Any term of this Agreement may be amended, terminated or waived only with the written consent of the Company and the holders of at least a majority of the Common Stock issued or issuable upon conversion of the Stock. Any amendment or waiver effected in accordance with this Section 6.10 shall be binding upon the Purchasers and each transferee of the Stock (or the Common Stock issuable upon conversion thereof), each future holder of all such securities, and the Company.

6.11    Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

6.12    Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.13    Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof,

and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

6.14    Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

6.15    Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

6.16     Waiver of Potential Conflicts of Interest. Each of the Investors and the Company acknowledges that Wilson Sonsini Goodrich & Rosati, Professional Corporation (“WSGR”) may have represented and may currently represent certain of the Investors. In the course of such representation, WSGR may have come into possession of confidential information relating to such Investors. Each of the Investors and the Company acknowledges that WSGR is representing only the Company in this transaction. Each of the Investors and the Company understands that an affiliate of WSGR may also be an Investor under this Agreement. By executing this Agreement, each of the Investors and the Company hereby acknowledges that they have had an opportunity to ask for information relevant to these disclosures and gives its informed consent to WSGR’s representation of such persons and entities, WSGR’s possession of such confidential information and the participation by WSGR’s affiliate in the financing. Each of the Investors and the Company represents that it has had the opportunity to consult with independent counsel concerning the giving of this waiver.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first above written.

DERMTECH, INC.

By:	/s/ John Dobak
Name:	John Dobak
Title:	Chief Executive Officer

INVESTORS:

The Investors executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Annex A

Amended and Restated Series C Preferred Securities Purchase Agreement

Investor Counterpart Signature Page

The undersigned, desiring to: (i) enter into this Amended and Restated Securities Purchase Agreement dated as of September 26, 2017 (the “Agreement”), with the undersigned, DermTech, Inc., a Delaware corporation (the “Company”), in or substantially in the form furnished to the undersigned and (ii) purchase the number of shares of Series C Preferred Stock as set forth below, hereby agrees to purchase the Series C Preferred Stock from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations in the Agreement section entitled “Representations, Warranties and Acknowledgments of the Investors,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor.

RTW MASTER FUND, LTD

By:	/s/ Roderick Wong
Name: Roderick Wong
Title: Director

The Investor hereby elects to purchase 260,313 shares of Series C Preferred Stock at a purchase price of $5.54 per share under the Securities Purchase Agreement for a total Purchase Price of $ 1,442,134.02 (to be completed by Investor).

Annex A

Amended and Restated Series C Preferred Securities Purchase Agreement

Investor Counterpart Signature Page

The undersigned, desiring to: (i) enter into this Amended and Restated Securities Purchase Agreement dated as of September 26, 2017 (the “Agreement”), with the undersigned, DermTech, Inc., a Delaware corporation (the “Company”), in or substantially in the form furnished to the undersigned and (ii) purchase the number of shares of Series C Preferred Stock as set forth below, hereby agrees to purchase the Series C Preferred Stock from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations in the Agreement section entitled “Representations, Warranties and Acknowledgments of the Investors,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor.

RTW INNOVATION MASTER FUND, LTD

By:	/s/ Roderick Wong
Name: Roderick Wong
Title: Director

The Investor hereby elects to purchase 10,445 shares of Series C Preferred Stock at a purchase price of $5.54 per share under the Securities Purchase Agreement for a total Purchase Price of $ 57,865.30 (to be completed by Investor).

Annex A

Amended and Restated Series C Preferred Securities Purchase Agreement

Investor Counterpart Signature Page

The undersigned, desiring to: (i) enter into this Amended and Restated Securities Purchase Agreement dated as of September 26, 2017 (the “Agreement”), with the undersigned, DermTech, Inc., a Delaware corporation (the “Company”), in or substantially in the form furnished to the undersigned and (ii) purchase the number of shares of Series C Preferred Stock as set forth below, hereby agrees to purchase the Series C Preferred Stock from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations in the Agreement section entitled “Representations, Warranties and Acknowledgments of the Investors,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor.

Paulson DermTech Investments III, LLC

By:	/s/ Starla Goff
Name: Starla Goff
Title: Officer of the Managing Member

The Investor hereby elects to purchase 421,339 shares of Series C Preferred Stock at a purchase price of $5.54 per share under the Securities Purchase Agreement for a total Purchase Price of $ 2,334,495.06 (to be completed by Investor).

Annex A

Amended and Restated Series C Preferred Securities Purchase Agreement

Investor Counterpart Signature Page

The undersigned, desiring to: (i) enter into this Amended and Restated Securities Purchase Agreement dated as of September 26, 2017 (the “Agreement”), with the undersigned, DermTech, Inc., a Delaware corporation (the “Company”), in or substantially in the form furnished to the undersigned and (ii) purchase the number of shares of Series C Preferred Stock as set forth below, hereby agrees to purchase the Series C Preferred Stock from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations in the Agreement section entitled “Representations, Warranties and Acknowledgments of the Investors,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor.

Irwin and Joan Jacobs Family Trust 6-2-80

By:	/s/ Irwin M. Jacobs
Name: Irwin M. Jacobs
Title: Trustee

The Investor hereby elects to purchase                shares of Series C Preferred Stock at a purchase price of $5.54 per share under the Securities Purchase Agreement for a total Purchase Price of $        (to be completed by Investor).

Annex A

Amended and Restated Series C Preferred Securities Purchase Agreement

Investor Counterpart Signature Page

The undersigned, desiring to: (i) enter into this Amended and Restated Securities Purchase Agreement dated as of September 26, 2017 (the “Agreement”), with the undersigned, DermTech, Inc., a Delaware corporation (the “Company”), in or substantially in the form furnished to the undersigned and (ii) purchase the number of shares of Series C Preferred Stock as set forth below, hereby agrees to purchase the Series C Preferred Stock from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations in the Agreement section entitled “Representations, Warranties and Acknowledgments of the Investors,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor.

Roberta Feuerstein Trust DTD 7-9-83

By:	/s/ Roberta Feuerstein
Name: Roberta Feuerstein Trust DTD 7-9-83
Title: Trustee

The Investor hereby elects to purchase                shares of Series C Preferred Stock at a purchase price of $5.54 per share under the Securities Purchase Agreement for a total Purchase Price of $        (to be completed by Investor).

Annex A

Amended and Restated Series C Preferred Securities Purchase Agreement

Investor Counterpart Signature Page

The undersigned, desiring to: (i) enter into this Amended and Restated Securities Purchase Agreement dated as of September 26, 2017 (the “Agreement”), with the undersigned, DermTech, Inc., a Delaware corporation (the “Company”), in or substantially in the form furnished to the undersigned and (ii) purchase the number of shares of Series C Preferred Stock as set forth below, hereby agrees to purchase the Series C Preferred Stock from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations in the Agreement section entitled “Representations, Warranties and Acknowledgments of the Investors,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor.

/s/ Elliot Feuerstein		Mesa Shopping Center East LLC
Elliot Feuerstein
		By:	/s/ Elliot Feuerstein
Brett Feuerstein Children’s Trust		Name: Elliot Feuerstein
Title: Manager
By:	/s/ Elliot Feuerstein
Name: Elliot Feuerstein		Mesa Shopping Center East LLC
Title: Trustee
		By:	/s/ Elliot Feuerstein
Michael Feuerstein Children’s Trust		Name: Elliot Feuerstein
Title: Manager
By:	/s/ Elliot Feuerstein
Name: Elliot Feuerstein		Mira Mesa Shopping Center West LLC
Title: Trustee
		By:	/s/ Elliot Feuerstein
Elliot Feuerstein Trust DTD 5-14-83		Name: Elliot Feuerstein
Title: Manager
By:	/s/ Elliot Feuerstein
Name: Elliot Feuerstein		Mira Mesa Shopping Center LLC
Title: Trustee
		By:	/s/ Elliot Feuerstein
Name: Elliot Feuerstein
Title: Manager

The Investor hereby elects to purchase                shares of Series C Preferred Stock at a purchase price of $5.54 per share under the Securities Purchase Agreement for a total Purchase Price of $        (to be completed by Investor).

Annex A

Amended and Restated Series C Preferred Securities Purchase Agreement

Investor Counterpart Signature Page

The undersigned, desiring to: (i) enter into this Amended and Restated Securities Purchase Agreement dated as of September 26, 2017 (the “Agreement”), with the undersigned, DermTech, Inc., a Delaware corporation (the “Company”), in or substantially in the form furnished to the undersigned and (ii) purchase the number of shares of Series C Preferred Stock as set forth below, hereby agrees to purchase the Series C Preferred Stock from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations in the Agreement section entitled “Representations, Warranties and Acknowledgments of the Investors,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor.

/s/ Jeremy and Junko Teraoka
Jeremy and Junko Teraoka

The Investor hereby elects to purchase                shares of Series C Preferred Stock at a purchase price of $5.54 per share under the Securities Purchase Agreement for a total Purchase Price of $        (to be completed by Investor).

Annex A

Amended and Restated Series C Preferred Securities Purchase Agreement

Investor Counterpart Signature Page

The undersigned, desiring to: (i) enter into this Amended and Restated Securities Purchase Agreement dated as of September 26, 2017 (the “Agreement”), with the undersigned, DermTech, Inc., a Delaware corporation (the “Company”), in or substantially in the form furnished to the undersigned and (ii) purchase the number of shares of Series C Preferred Stock as set forth below, hereby agrees to purchase the Series C Preferred Stock from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations in the Agreement section entitled “Representations, Warranties and Acknowledgments of the Investors,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor.

Darakev LP

By:	/s/ Kevin Wechter
Name: Kevin Wechter
Title: CEO of Darakev Management LLC its GP

The Investor hereby elects to purchase                shares of Series C Preferred Stock at a purchase price of $5.54 per share under the Securities Purchase Agreement for a total Purchase Price of $        (to be completed by Investor).

EXHIBITS

Exhibit A -	Schedule of Purchasers

Exhibit B -	Amended and Restated Certificate of Incorporation

Exhibit C -	Form of Common Warrant

Exhibit D -	Disclosure Schedules

Exhibit E -	Amended and Restated Investors’ Rights Agreement

Exhibit F -	Amended and Restated Voting Agreement

Exhibit G -	Right of First Refusal and Co-Sale Agreement

EXHIBIT A

SCHEDULE OF PURCHASERS

Initial Closing October 7, 2016

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Irwin and Joan Jacobs Family Trust 6-2-80	361,011	$2,000,000.94

Gregory A. Erickson	7,230	$40,054.20

Pacific Equity Ventures LP	4,733	$26,220.82

Adams Family Trust, UAD 6-3-94	3,425	$18,974.50

TOTAL	376,399	$2,085,250.46

Subsequent Closing November 29, 2016

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
William C. Skelsey & Maral K. Skelsey JTROS	4,512	$24,996.48

TOTAL	4,512	$24,996.48

Subsequent Closing November 30, 2016

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Paulson DermTech Investment III LLC	185,555	$1,027,974.70

TOTAL	185,555	$1,027,974.70

Subsequent Closing December 12, 2016

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Mira Mesa Shopping Center LLC	36,101	$199,999.54

Mira Mesa Shopping Center, - West, LLC	36,101	$199,999.54

Mesa Shopping Center, - East, LLC	36,101	$199,999.54

Elliot Feuerstein Trust DTD 5-14-83	36,102	$200,005.08

Roberta Feuerstein Trust DTD 7-9-83	36,101	$199,999.54

TOTAL	180,506	$1,000,003.24

Subsequent Closing December 29, 2016

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Paulson DermTech Investment III LLC	41,202	$228,259.08

TOTAL	41,202	$228,259.08

Subsequent Closing January 10, 2017

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Paulson DermTech Investment III LLC	8,435	$46,729.90

TOTAL	8,435	$46,729.90

Subsequent Closing April 28, 2017

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Paulson DermTech Investment III LLC	4,218	$23,367.72

TOTAL	4,218	$23,367.72

Subsequent Closing May 11, 2017

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Irwin and Joan Jacobs Family Trust 6-2-80	361,011	$2,000,000.94

TOTAL	361,011	$2,000,000.94

Subsequent Closing May 31, 2017

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Paulson DermTech Investment III LLC	10,122	$56,075.88

TOTAL	10,122	$56,075.88

Subsequent Closing June 8, 2017

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Paulson DermTech Investment III LLC	50,595	$280,296.30

TOTAL	50,595	$280,296.30

Subsequent Closing June 16, 2017

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Darakev, L.P.	54,151	$299,996.54

TOTAL	54,151	$299,996.54

Subsequent Closing June 30, 2017

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Paulson DermTech Investment III LLC	64,921	$359,662.34

TOTAL	64,921	$359,662.34

Subsequent Closing July 21, 2017

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Jeremy and Junko Teraoka	18,100	$100,274.00

TOTAL	18,100	$100,274.00

Subsequent Closing July 31, 2017

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Paulson DermTech Investment III LLC	46,341	$256,729.14

TOTAL	46,341	$256,729.14

Subsequent Closing August 7, 2017

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Paulson DermTech Investment III LLC	10,000	$55,400

TOTAL	10,000	$55,400

Subsequent Closing September 26, 2017

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
RTW Master Fund, LTD	260,313	$1,442,134.02

RTW Innovation Master Fund, LTD	10,445	$57,865.30

TOTAL	270,758	$1,499,999.32

Subsequent Closing October 6, 2017

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Paulson DermTech Investment III LLC	36,611	$202,824.94

TOTAL	36,611	$202,824.94

Subsequent Closing October 31, 2017

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Paulson DermTech Investment III LLC	8,891	$49,256.14

TOTAL	8,891	$49,256.14

Subsequent Closing December 28, 2017

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Dana Donovan	7,200	$39,888.00

Paulson DermTech Investment III LLC	12,653	$70,097.62

TOTAL	19,853	$109,985.62

Subsequent Closing January 31, 2018

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Paulson DermTech Investment III LLC	54,151	$299,996.54

TOTAL	54,151	$299,996.54

Subsequent Closing February 13, 2018

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Irwin and Joan Jacobs Family Trust 6-2-80	361,011	$2,000,000.94

TOTAL	361,011	$2,000,000.94

Subsequent Closing March 7, 2018

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
RTW Master Fund, LTD	260,313	$1,442,134.02

RTW Innovation Master Fund, LTD	10,445	$57,865.30

TOTAL	270,758	$1,499,999.32

Subsequent Closing March 29, 2018

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Paulson DermTech Investment III LLC	129,913	$714,178.02

Subsequent Closing April 20, 2018

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Alcath Dermatology Corp.	10,000	$55,400.00

TOTAL	10,000	$55,400.00

Subsequent Closing April 27, 2018

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Paulson DermTech Investment III LLC	25,270	$139,995.80

Subsequent Closing April 30, 2018

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Paulson DermTech Investment III LLC	4,733	$26,220.82

Subsequent Closing May 25, 2018

Name and Address of Purchaser	Shares of Series C Preferred Stock	Purchase Price
Paulson DermTech Investment III LLC	17,376	$96,263.04

TOTAL	17,376	$96,263.04

EXHIBIT B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

EXHIBIT C

FORM OF COMMON WARRANT

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

of

DERMTECH, INC.

Dated as of             , 2017

(the “Issue Date”)

Void after the date specified in Section 8

No. ___________	Warrant to Purchase Shares of Common Stock

THIS CERTIFIES THAT, for value received, ____________________________, or its registered assigns (the “Holder”), is entitled, subject to the provisions and upon the terms and conditions set forth herein, to purchase from DermTech, Inc., a Delaware corporation (the “Company”) shares of the Company’s Common Stock (the “Shares”) in the amounts, at such times and at the price per share set forth in Section 1. The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is issued in connection with the transactions described in the Series C Preferred Securities Purchase Agreement, dated as of _________, 2017, by and between the Company and the investors listed on Exhibit A attached thereto (the “Securities Purchase Agreement”). This Warrant is one of a series of warrants referred to as the “Common Warrants” in the Purchase Agreement.

The following is a statement of the rights of the Holder and the conditions to which this Warrant is subject, and to which Holder, by acceptance of this Warrant, agrees:

1.    Number and Price of Shares; Exercise Period.

Number of Shares. Subject to any previous exercise of the Warrant, the Holder shall have the right to purchase up to [_______] Shares, as may be adjusted pursuant hereto, prior to (or in connection with) the expiration of this Warrant as provided in Section 8.

Exercise Price. The exercise price per Share shall be equal to $5.54, subject to adjustment pursuant hereto (the “Exercise Price”).

Exercise Period. This Warrant shall be exercisable, in whole or in part, prior to (or in connection with) the expiration of this Warrant as set forth in Section 8.

2.    Exercise of the Warrant.

(a)    Exercise. The purchase rights represented by this Warrant may be exercised at the election of the Holder, in whole or in part, in accordance with Section 1, by:

(i)    the tender to the Company at its principal office (or such other office or agency as the Company may designate) of a notice of exercise in the form of Exhibit A (the “Notice of Exercise”), duly completed and executed by or on behalf of the Holder, together with the surrender of this Warrant; and

(ii)    the payment to the Company of an amount equal to (x) the Exercise Price multiplied by (y) the number of Shares being purchased, by (a) wire transfer or certified, cashier’s or other check acceptable to the Company and payable to the order of the Company; (b) surrender and cancellation of promissory notes or other instruments representing indebtedness of the Company to the Holder; or (c) a combination of (a) and (b).

(b)    Stock Certificates. The rights under this Warrant shall be deemed to have been exercised and the Shares issuable upon such exercise shall be deemed to have been issued immediately prior to the close of business on the date this Warrant is exercised in accordance with its terms, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As promptly as reasonably practicable on or after such date, and in any event within fifteen (15) days thereafter, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for that number of shares issuable upon such exercise. In the event that the rights under this Warrant are exercised in part and have not expired, the Company shall execute and deliver a new Warrant reflecting the number of Shares that remain subject to this Warrant.

(c)    No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the rights under this Warrant. In lieu of such fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

(d)    Conditional Exercise. The Holder may exercise this Warrant conditioned upon (and effective immediately prior to) consummation of any transaction that would cause the expiration of this Warrant pursuant to Section 8 by so indicating in the notice of exercise.

(e)    Reservation of Stock. The Company agrees during the term the rights under this Warrant are exercisable to take all reasonable action to reserve and keep available from its authorized and unissued shares of Common Stock for the purpose of effecting the exercise of this Warrant such number of shares (and shares of common stock for issuance on conversion of such shares) as shall from time to time be sufficient to effect the exercise of the rights under this Warrant; and if at any time the number of authorized but unissued shares of Common Stock (and shares of common stock for issuance on conversion of such shares) shall not be sufficient for purposes of the exercise of this Warrant in accordance with its terms and the conversion of the Shares, without limitation of such other remedies as may be available to the Holder, the Company will use all reasonable efforts to take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized and unissued shares of its Common Stock (and shares of common stock for issuance on conversion of such shares) to a number of shares as shall be sufficient for such purposes

(f)    Effect of Exercise. Upon exercise of this Warrant in accordance with this Section 2, the Holder shall, to the extent not already a party, be entitled to enter into and become party to the Amended and Restated Voting Agreement, dated September [    ], 2017, as applicable, as any of the foregoing may be amended, modified or supplemented from time to time.

3.    Replacement of the Warrant. Subject to the receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at the expense of the Holder shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

4.    Transfer of the Warrant.

(a)    Warrant Register. The Company shall maintain a register (the “Warrant Register”) containing the name and address of the Holder or Holders. Until this Warrant is transferred on the Warrant Register in accordance herewith, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this

Warrant for all purposes, notwithstanding any notice to the contrary. Any Holder of this Warrant (or of any portion of this Warrant) may change its address as shown on the Warrant Register by written notice to the Company requesting a change.

(b)    Warrant Agent. The Company may appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 4(a), issuing the Shares or other securities then issuable upon the exercise of the rights under this Warrant, exchanging this Warrant, replacing this Warrant or conducting related activities.

(c)    Transferability of the Warrant. Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the “Securities Act”) and limitations on assignments and transfers, including without limitation compliance with the restrictions on transfer set forth in Section 5, title to this Warrant may be transferred by endorsement (by the transferor and the transferee executing the assignment form attached as Exhibit B (the “Assignment Form”)) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d)    Exchange of the Warrant upon a Transfer. On surrender of this Warrant (and a properly endorsed Assignment Form) for exchange, subject to the provisions of this Warrant with respect to compliance with the Securities Act and limitations on assignments and transfers, the Company shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof, and the Company shall register any such transfer upon the Warrant Register. This Warrant (and the securities issuable upon exercise of the rights under this Warrant) must be surrendered to the Company or its warrant or transfer agent, as applicable, as a condition precedent to the sale, pledge, hypothecation or other transfer of any interest in any of the securities represented hereby.

(e)    Taxes. In no event shall the Company be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not payable.

5.    Restrictions on Transfer of the Warrant and Shares; Compliance with Securities Laws. By acceptance of this Warrant, the Holder agrees to comply with the following:

(a)    Restrictions on Transfers. Subject to Section 5(b), this Warrant may not be transferred or assigned in whole or in part without the Company’s prior written consent (which shall not be unreasonably withheld), and any attempt by Holder to transfer or assign any rights, duties or obligations that arise under this Warrant without such permission shall be void. Any transfer of this Warrant, the Shares or the common stock issuable upon the conversion of the Shares (the “Securities”) must be in compliance with all applicable federal and state securities laws. The Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Securities, or any beneficial interest therein, unless and until the transferee thereof has agreed in writing for the benefit of the Company to take and hold such Securities subject to, and to be bound by, the terms and conditions set forth in this Warrant, to the same extent as if the transferee were the original Holder hereunder, and

(i)    there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or

(ii)    (A) such Holder shall have given prior written notice to the Company of such Holder’s intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, (B) the transferee shall have confirmed to the satisfaction of the Company in writing, substantially in the form of Exhibit A-1, that the Securities are being acquired (i) solely for the transferee’s own account and not as a nominee for any other party, (ii) for investment and (iii) not with a view toward distribution or resale, and shall have confirmed such other matters related thereto as may be reasonably requested by the Company, and (C) if requested by the Company, such Holder shall have furnished the Company, at the Holder’s expense and option, either (i) evidence reasonably satisfactory to the Company that such disposition will not require registration of such Securities under the Securities Act or (ii) a “no action” letter from the Securities and Exchange

Commission to the effect that the transfer of such Securities without registration will not result in a recommendation by the staff of the Securities and Exchange Commission that action be taken with respect thereto, whereupon such Holder shall be entitled to transfer such Securities in accordance with the terms of the notice delivered by the Holder to the Company. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

(b)    Permitted Transfers. Permitted transfers include (i) a transfer not involving a change in beneficial ownership, or (ii) transactions involving the distribution without consideration of Securities by any Holder to (w) such Holder’s child, step-child, grandchild, parent, step-parent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, sister-in-law or brother-in-law, or a trust for the benefit of any such family member, (x) a parent, subsidiary or other affiliate of a Holder that is a corporation, limited liability company or limited partnership (y) any of the Holder’s partners, members or other equity owners, or retired partners or members, or to the estate of any of its partners, members or other equity owners or retired partners or members, or (z) any venture capital or other investment fund now or hereafter existing that is controlled by or under common control with one or more general partners of or that shares the same management company or investment advisor with such Holder; provided, in each case, that the Holder shall give written notice to the Company of the Holder’s intention to effect such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition.

(c)    Investment Representation Statement. Unless the rights under this Warrant are exercised pursuant to an effective registration statement under the Securities Act that includes the Shares with respect to which the Warrant was exercised, it shall be a condition to any exercise of the rights under this Warrant that the Holder shall have confirmed to the satisfaction of the Company in writing, substantially in the form of Exhibit A-1, that the Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment and not with a view toward distribution or resale and that the Holder shall have confirmed such other matters related thereto as may be reasonably requested by the Company.

(d)    Securities Law Legend. The Securities shall (unless otherwise permitted by the provisions of this Warrant) be stamped or imprinted with a legend substantially similar to the following (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY.

(e)    Market Stand-off Legend. The Shares issued upon exercise hereof shall also be stamped or imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN THE WARRANT PURSUANT TO WHICH THESE SHARES WERE ISSUED, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

(f)    Instructions Regarding Transfer Restrictions. The Holder consents to the Company making a notation on its records and giving instructions to any transfer agent in order to implement the restrictions on transfer established in this Section 5.

(g)    Removal of Legend. The legend referring to federal and state securities laws identified in Section 5(d) stamped on a certificate evidencing the Shares and the stock transfer instructions and record notations with respect to such securities shall be removed and the Company shall issue a certificate without such legend to the holder of such securities if (i) such securities are registered under the Securities Act, or (ii) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of such securities may be made without registration or qualification

(h)    No Transfers to Bad Actors; Notice of Bad Actor Status. The Holder agrees not to sell, assign, transfer, pledge or otherwise dispose of any securities of the Company, or any beneficial interest therein, to any person (other than the Company) unless and until the proposed transferee confirms to the reasonable satisfaction of the Company that neither the proposed transferee nor any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members nor any person that would be deemed a beneficial owner of those securities (in accordance with Rule 506(d) of the Securities Act) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act, except as set forth in Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed, reasonably in advance of the transfer, in writing in reasonable detail to the Company. The Holder will promptly notify the Company in writing if the Holder or, to the Holder’s knowledge, any person specified in Rule 506(d)(1) under the Securities Act becomes subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act

(i)    Market Stand-off. If requested by the Company and an underwriter of common stock (or other securities) of the Company, the Investor shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any common stock (or other securities) of the Company held by the Investor (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of the registration statement for the Company’s initial public offering filed under the Securities Act (or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), provided that all officers and directors of the Company and holders of at least five percent (5%) of the Company’s voting securities are bound by and have entered into similar agreements. The obligations described in this section shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions and may stamp each certificate with a legend as with respect to the shares of common stock (or other securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day (or other) period.

6.    Adjustments. Subject to the expiration of this Warrant pursuant to Section 8, the number and kind of shares purchasable hereunder and the Exercise Price therefor are subject to adjustment from time to time as follows:

(a)    Merger or Reorganization. If at any time there shall be any reorganization, recapitalization, merger or consolidation (a “Reorganization”) involving the Company (other than as otherwise provided for herein or as would cause the expiration of this Warrant under Section 8) in which shares of the Company’s stock are converted into or exchanged for securities, cash or other property, then, as a part of such Reorganization, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the kind and amount of securities, cash or other property of the successor corporation resulting from such Reorganization, equivalent in value to that which a holder of the Shares deliverable upon exercise of this Warrant would have been entitled in such Reorganization if the right to purchase the Shares hereunder had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the successor corporation) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such Reorganization to the end that the provisions of this Warrant shall be applicable after the event, as near as reasonably may be, in relation to any shares or other securities deliverable after that event upon the exercise of this Warrant.

(b)    Reclassification of Shares. If the securities issuable upon exercise of this Warrant are changed into the same or a different number of securities of any other class or classes by reclassification, capital reorganization or otherwise (other than as otherwise provided for herein) (a “Reclassification”), then, in any such event, in lieu of the number of Shares which the Holder would otherwise have been entitled to receive, the Holder shall have the right thereafter to exercise this Warrant for a number of shares of such other class or classes of stock that a holder of the number of securities deliverable upon exercise of this Warrant immediately before that change would have been entitled to receive in such Reclassification, all subject to further adjustment as provided herein with respect to such other shares.

(c)    Subdivisions and Combinations. In the event that the outstanding shares of Common Stock are subdivided (by stock split, by payment of a stock dividend or otherwise) into a greater number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the outstanding shares of Common Stock are combined (by reclassification or otherwise) into a lesser number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Exercise Price shall be proportionately increased.

(d)    Notice of Adjustments. Upon any adjustment in accordance with this Section 6, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments, (ii) the Exercise Price at the time in effect and (iii) the number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.

7.    Notification of Certain Events. Prior to the expiration of this Warrant pursuant to Section 8, in the event that the Company shall authorize:

(a)    the issuance of any dividend or other distribution on the capital stock of the Company (other than (i) dividends or distributions otherwise provided for in Section 6, (ii) repurchases of common stock issued to or held by employees, officers, directors or consultants of the Company or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase; or (iii) repurchases of common stock issued to or held by employees, officers, directors or consultants of the Company or its subsidiaries pursuant to rights of first refusal or first offer contained in agreements providing for such rights), whether in cash, property, stock or other securities; or

(b)    the voluntary liquidation, dissolution or winding up of the Company; or

(c)     any transaction resulting in the expiration of this Warrant pursuant to Section 8(b).

the Company shall send to the Holder of this Warrant at least ten (10) business days prior written notice of the date on which a record shall be taken for any such dividend or distribution specified in clause (a) or the expected effective date of any such other event specified in clause (b) or (b), as applicable. The notice provisions set forth in this section may be shortened or waived prospectively or retrospectively by the consent of the Holder of this Warrant.

8.    Expiration of the Warrant. This Warrant shall expire and shall no longer be exercisable as of the earlier of:

(a)    5:00 p.m., Pacific time, on the third anniversary of the Issue Date; or

(b)    the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is a party (including, without limitation, any stock acquisition, reorganization, merger or consolidation, but excluding any sale of stock for capital raising purposes and any transaction effected primarily for purposes of changing the Company’s jurisdiction of incorporation) other than a transaction or series of related transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of transactions, as a result of shares in the Company held by such holders prior to such transaction or series of transactions, at least a majority of the total voting power represented by the outstanding voting securities of the Company or such other surviving or resulting entity (or if the Company or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent), or (ii) a sale, lease or other disposition of all or substantially all of the assets of the Company and its subsidiaries taken as a whole by means of any transaction or series of related transactions, except where such sale, lease or other disposition is to a wholly-owned subsidiary of the Company.

9.    No Rights as a Stockholder. Nothing contained herein shall entitle the Holder to any rights as a stockholder of the Company or to be deemed the holder of any securities that may at any time be issuable on the exercise of the rights hereunder for any purpose nor shall anything contained herein be construed to confer upon the Holder, as such, any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or any other rights of a stockholder of the Company until the rights under the Warrant shall have been exercised and the Shares purchasable upon exercise of the rights hereunder shall have become deliverable as provided herein.

10.    Representations and Warranties of the Holder. By acceptance of this Warrant, the Holder represents and warrants to the Company as follows:

(a)    No Registration. The Holder understands that the Securities have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder’s representations as expressed herein or otherwise made pursuant hereto.

(b)    Investment Intent. The Holder is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Holder has no present intention of selling, granting any participation in, or otherwise distributing the Securities, nor does it have any contract, undertaking, agreement or arrangement for the same.

(c)    Investment Experience. The Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, and has such knowledge and experience in financial or business matters so that it is capable of evaluating the merits and risks of its investment in the Company and protecting its own interests.

(d)    Speculative Nature of Investment. The Holder understands and acknowledges that its investment in the Company is highly speculative and involves substantial risks. The Holder can bear the economic risk of its investment and is able, without impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

(e)    Access to Data. The Holder has had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. The Holder believes that it has received all the information that it considers necessary or appropriate for deciding whether to acquire the Securities. The Holder understands that any such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company’s business and prospects, but were not necessarily a thorough or exhaustive description. The Holder acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results.

(f)    Accredited Investor. The Holder is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission and agrees to submit to the Company such further assurances of such status as may be reasonably requested by the Company.

(g)    Residency. The residency of the Holder (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth on the signature page hereto.

(h)    Restrictions on Resales. The Holder acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit resale of shares purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the availability of certain current public information about the Company; the resale occurring not less than a specified period after a party has purchased and paid for the security to be sold; the number of shares being sold during any three-month period not exceeding specified limitations; the sale being effected through a “broker’s transaction,” a transaction directly with a “market maker” or a “riskless principal transaction” (as those terms are defined in the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder); and the filing of a Form 144 notice, if applicable. The Holder acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time the Holder wishes to sell the Securities and that, in such event, the Holder may be precluded from selling the Securities under Rule 144 even if the other applicable requirements of Rule 144 have been satisfied. The Holder acknowledges that, in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Securities. The Holder understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

(i)    No Public Market. The Holder understands and acknowledges that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities.

(j)    Brokers and Finders. The Holder has not engaged any brokers, finders or agents in connection with the Securities, and the Company has not incurred nor will incur, directly or indirectly, as a result of any action taken by the Holder, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the Securities.

(k)    Legal Counsel. The Holder has had the opportunity to review this Warrant, the exhibits and schedules attached hereto and the transactions contemplated by this Warrant with its own legal counsel. The Holder is not relying on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by this Warrant.

(l)    Tax Advisors. The Holder has reviewed with its own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by this Warrant. With respect to such matters, the Holder relies solely on any such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment and the transactions contemplated by this Warrant.

(m)    No “Bad Actor” Disqualification. Neither (i) the Holder, (ii) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (iii) any beneficial owner of any of the Company’s voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by the Holder is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act, except as set forth in Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed, reasonably in advance of the acceptance of this Warrant, in writing in reasonable detail to the Company.

11.    Miscellaneous.

(a)    Amendments. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Warrant and signed by the Company and Holder.

(b)    Waivers. No waiver of any single breach or default shall be deemed a waiver of any other breach or default theretofore or thereafter occurring.

(c)    Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or otherwise delivered by hand, messenger or courier service addressed:

(i)    if to the Holder, to the Holder at the Holder’s address, or facsimile number as shown in the Company’s records, as may be updated in accordance with the provisions hereof, or until any such Holder so furnishes an address, or facsimile number to the Company, then to and at the address, or facsimile number of the last holder of this Warrant for which the Company has contact information in its records; or

(ii)    if to the Company, to the attention of the President or Chief Financial Officer of the Company at the Company’s address as shown on the signature page hereto, or at such other address as the Company shall have furnished to the Holder.

Each such notice or other communication shall for all purposes of this Warrant be treated as effective or having been given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

(d)    Governing Law. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California, or of any other state.

(e)    Jurisdiction and Venue. Each of the Holder and the Company irrevocably consents to the exclusive jurisdiction and venue of any court within San Diego, California, in connection with any matter based upon or arising out of this Warrant or the matters contemplated herein, and agrees that process may be served upon them in any manner authorized by the laws of the State of California for such persons.

(f)    Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

(g)    Severability. If any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Warrant, and such illegal, unenforceable or void provision shall be replaced with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, unenforceable or void provision. The balance of this Warrant shall be enforceable in accordance with its terms.

(h)    Waiver of Jury Trial. EACH OF THE HOLDER AND THE COMPANY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS WARRANT. If the waiver of jury trial set forth in this paragraph is not enforceable, then any claim or cause of action arising out of or relating to this Warrant shall be settled by judicial reference pursuant to California Code of Civil Procedure Section 638 et seq. before a referee sitting without a jury, such referee to be mutually acceptable to the parties or, if no agreement is reached, by a referee appointed by the Presiding Judge of the California Superior Court for San Diego County. This paragraph shall not restrict the Holder or the Company from exercising remedies under the Uniform Commercial Code or from exercising pre-judgment remedies under applicable law.

(i)    California Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS WARRANT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS WARRANT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

(j)    Saturdays, Sundays and Holidays. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or U.S. federal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or U.S. federal holiday.

(k)    Rights and Obligations Survive Exercise of the Warrant. Except as otherwise provided herein, the rights and obligations of the Company and the Holder under this Warrant shall survive exercise of this Warrant.

(l)    Entire Agreement. Except as expressly set forth herein, this Warrant (including the exhibits attached hereto) constitutes the entire agreement and understanding of the Company and the Holder with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

(signature page follows)

The Company signs this Warrant as of the date stated on the first page.

DERMTECH, INC.

By:
Name:
Title:

EXHIBIT A

NOTICE OF EXERCISE

TO:	DermTech, Inc. (the “Company”)

Attention:	President

(1)	Exercise. The undersigned elects to purchase the following pursuant to the terms of the attached warrant:

Number of shares:

Type of security:

(2)	Method of Exercise. The undersigned elects to exercise the attached warrant pursuant to:

☐	A cash payment or cancellation of indebtedness, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

(3)	Conditional Exercise. Is this a conditional exercise pursuant to Section 2(d):

☐	Yes ☐ No

If “Yes,” indicate the applicable condition:

(4)

Payment of the Purchase Price. The undersigned hereby tenders herewith for the exercise price of the warrant either a cash payment or evidence of the cancellation of indebtedness owed by the Company to the undersigned in an amount equal to the purchase price for such shares in full, together with all applicable transfer taxes, if any.

(5)	Stock Certificate. Please issue a certificate or certificates representing the shares in the name of:

☐	The undersigned

☐	Other—Name:

Address:

Social Security or Federal Tax I.D. Number:

(6)	Unexercised Portion of the Warrant. Please issue a new warrant for the unexercised portion of the attached warrant in the name of:

☐	The undersigned

☐	Other—Name:

Address:

☐	Not applicable

(7)

Investment Intent. The undersigned represents and warrants that the aforesaid shares are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties of the undersigned set forth in Section 10 of the attached warrant are true and correct as of the date hereof.

(8)

Investment Representation Statement and Market Stand-Off Agreement. The undersigned has executed, and delivers herewith, an Investment Representation Statement and Market Stand-Off Agreement in a form substantially similar to the form attached to the warrant as Exhibit A-1.

(Print name of the warrant holder)

(Signature)

(Name and title of signatory, if applicable)

(Date)

(Fax number)

EXHIBIT A-l

INVESTMENT REPRESENTATION STATEMENT

INVESTOR:	[______]

COMPANY:	DERMTECH, INC.

SECURITIES:	THE WARRANT DATED _________, 2017 (THE “WARRANT”) AND THE SECURITIES ISSUED OR ISSUABLE UPON EXERCISE THEREOF

DATE:

In connection with the purchase or acquisition of the above-listed Securities, the undersigned Investor represents and warrants to, and agrees with, the Company as follows:

1.    No Registration. The Investor understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein or otherwise made pursuant hereto.

2.    Investment Intent. The Investor is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Investor has no present intention of selling, granting any participation in, or otherwise distributing the Securities, nor does it have any contract, undertaking, agreement or arrangement for the same.

3.    Investment Experience. The Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, and has such knowledge and experience in financial or business matters so that it is capable of evaluating the merits and risks of its investment in the Company and protecting its own interests.

4.    Speculative Nature of Investment. The Investor understands and acknowledges that its investment in the Company is highly speculative and involves substantial risks. The Investor can bear the economic risk of its investment and is able, without impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

5.    Access to Data. The Investor has had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. The Investor understands that any such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company’s business and prospects, but were not necessarily a thorough or exhaustive description. The Investor acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results.

6.    Accredited Investor. The Investor is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission and agrees to submit to the Company such further assurances of such status as may be reasonably requested by the Company.

7.    Residency. The residency of the Investor (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth on the signature page hereto.

8.    Restrictions on Resales. The Investor acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit resale of shares purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the availability of certain current public information about the Company; the resale occurring not less than a specified period after a party has purchased and paid for the security to be sold; the number of shares being sold during any three-month period not exceeding specified limitations; the sale being effected through a “broker’s transaction,” a transaction directly with a “market maker” or a “riskless principal transaction” (as those terms are defined in the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder); and the filing of a Form 144 notice, if applicable. The Investor acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time the Investor wishes to sell the Securities and that, in such event, the Investor may be precluded from selling the Securities under Rule 144 even if the other applicable requirements of Rule 144 have been satisfied. The Investor understands and acknowledges that, in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Securities. The Investor understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for those offers or sales and that those persons and the brokers who participate in the transactions do so at their own risk.

9.    No Public Market. The Holder understands and acknowledges that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities.

10.    Brokers and Finders. The Investor has not engaged any brokers, finders or agents in connection with the Securities, and the Company has not incurred nor will incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the Securities.

11.    Legal Counsel. The Investor has had the opportunity to review the Warrant, the exhibits and schedules attached thereto and the transactions contemplated by the Warrant with its own legal counsel. The Investor is not relying on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by the Warrant.

12.    Tax Advisors. The Investor has reviewed with its own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by the Warrant. With respect to such matters, the Investor relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Investor understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by the Warrant.

13.    Market Stand-off. If requested by the Company and an underwriter of common stock (or other securities) of the Company, the Investor shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any common stock (or other securities) of the Company held by the Investor (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of the registration statement for the Company’s initial public offering filed under the Securities Act (or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), provided that all officers and directors of the Company and holders of at least five percent (5%) of the Company’s voting securities are bound by and have entered into similar agreements. The obligations described in this section shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions and may stamp each certificate with a legend as with respect to the shares of common stock (or other securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day (or other) period.

(signature page follows)

The Investor is signing this Investment Representation Statement and Market Stand-Off Agreement on the date first written above.

INVESTOR

(Print name of the investor)

(Signature)

(Name and title of signatory, if applicable)

(Street address)

(City, state and ZIP)

EXHIBIT B

ASSIGNMENT FORM

ASSIGNOR:

COMPANY:	DERMTECH, INC.

WARRANT:	THE WARRANT TO PURCHASE SHARES OF COMMON STOCK ISSUED ON , 2017 (THE “WARRANT”)

DATE:	_________________________

(1)    Assignment. The undersigned registered holder of the Warrant (“Assignor”) assigns and transfers to the assignee named below (“Assignee”) all of the rights of Assignor under the Warrant, with respect to the number of shares set forth below:

Name of Assignee:

Address of Assignee:

Social Security or Federal Tax I.D. Number:

Number of Shares Assigned:

and does irrevocably constitute and appoint ______________________ as attorney to make such transfer on the books of DermTech, Inc., maintained for the purpose, with full power of substitution in the premises.

(2)

Obligations of Assignee. Assignee agrees to take and hold the Warrant and any shares of stock to be issued upon exercise of the rights thereunder (the “Securities”) subject to, and to be bound by, the terms and conditions set forth in the Warrant, to the same extent as if Assignee were the original holder thereof.

(3)

Investment Intent. Assignee represents and warrants that the Securities are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that Assignee has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties set forth in Section 9 of the Warrant are true and correct as to Assignee as of the date hereof.

(4)

Investment Representation Statement. Assignee has executed, and delivers herewith, an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Exhibit A-1.

1

Assignor and Assignee are signing this Assignment Form on the date first set forth above.

ASSIGNOR (Print name of Assignor) (Signature of Assignor) (Print name of signatory, if applicable) (Print title of signatory, if applicable) Address:	ASSIGNEE (Print name of Assignee) (Signature of Assignee) (Print name of signatory, if applicable) (Print title of signatory, if applicable) Address:

2

EXHIBIT D

SCHEDULE OF EXCEPTIONS

EXHIBIT E

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

EXHIBIT F

AMENDED AND RESTATED VOTING AGREEMENT

EXHIBIT G

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT